UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22883

ARK ETF Trust

(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC

155 West 19th Street, Fifth Floor
New York, NY 10011

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road

Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

With a copy to:

Allison M. Fumai, Esq.

Partner

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code:   (212) 426-7040

Date of fiscal year end:   July 31

Date of reporting period:   April 30, 2015

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

ARK ETF Trust
ARK Genomic Revolution Multi-Sector ETF
Schedule of Investments
April 30, 2015 (unaudited)

Investments	Shares	Value

COMMON STOCKS–100.1%

Biotechnology - 39.4%
Agios Pharmaceuticals, Inc.*	556	$51,341
Alnylam Pharmaceuticals, Inc.*	1,677	170,836
Amgen, Inc.	456	72,007
Biogen, Inc.*	819	306,249
BioMarin Pharmaceutical, Inc.*	803	89,976
Bluebird Bio, Inc.*	746	99,360
Celgene Corp.*	1,250	135,075
Cepheid*	6,021	337,778
Clovis Oncology, Inc.*	2,723	218,820
Evogene Ltd.*	5,859	58,649
Five Prime Therapeutics, Inc.*	880	17,653
Foundation Medicine, Inc.*	8,243	375,139
Gilead Sciences, Inc.*	2,169	218,006
Heat Biologics, Inc.*	3,100	18,259
Incyte Corp.*	1,214	117,952
Invitae Corp.*	1,700	18,615
Isis Pharmaceuticals, Inc.*	1,700	96,424
Kite Pharma, Inc.*	1,587	79,953
NewLink Genetics Corp.*	1,771	78,987
Organovo Holdings, Inc.*	10,521	47,765
Regeneron Pharmaceuticals, Inc.*	320	146,387
Rosetta Genomics Ltd.*	25,071	92,512
Sangamo BioSciences, Inc.*	12,319	152,386
uniQure B.V.*	3,576	89,579
Zafgen, Inc.*	1,671	52,001
Total Biotechnology		3,141,709

Chemicals - 4.8%
Monsanto Co.	2,961	337,436
Novozymes A/S(a)	926	42,911
Total Chemicals		380,347

Communications Equipment - 1.6%
QUALCOMM, Inc.	1,915	130,220

Health Care Equipment & Supplies - 5.3%
Cerus Corp.*	63,743	283,019
Veracyte, Inc.*	15,269	139,711
Total Health Care Equipment & Supplies		422,730

Health Care Providers & Services - 1.7%
Laboratory Corp. of America Holdings*	1,153	137,853

Health Care Technology - 6.2%
athenahealth, Inc.*	2,064	253,170
Medidata Solutions, Inc.*	4,453	237,924
Total Health Care Technology		491,094

Internet & Catalog Retail - 1.2%
Amazon.com, Inc.*	221	93,213

Life Sciences Tools & Services - 20.7%
Accelerate Diagnostics, Inc.*	2,098	47,834
Affymetrix, Inc.*	9,610	116,569
Compugen Ltd.*	34,597	221,767
Fluidigm Corp.*	7,939	297,395
Illumina, Inc.*	2,358	434,462
Mettler-Toledo International, Inc.*	442	140,118
NanoString Technologies, Inc.*	4,404	52,584
Thermo Fisher Scientific, Inc.	2,731	343,232
Total Life Sciences Tools & Services		1,653,961

Pharmaceuticals - 10.2%
AstraZeneca PLC(a)	1,170	80,121
Bayer AG(a)	1,592	231,318
Johnson & Johnson	1,500	148,800
Novartis AG(a)	2,336	237,805
Roche Holding AG(a)	3,175	113,919
Total Pharmaceuticals		811,963

Semiconductors & Semiconductor Equipment - 4.2%
Audience, Inc.*	13,718	65,298
NVIDIA Corp.	12,242	271,711
Total Semiconductors & Semiconductor Equipment		337,009

Software - 4.3%
Splunk, Inc.*	3,674	243,751
Tableau Software, Inc., Class A*	1,020	99,797
Total Software		343,548

Technology Hardware, Storage & Peripherals - 0.5%
SanDisk Corp.	605	40,499

Total Common Stocks
(Cost $7,604,144)		7,984,146
Total Investments–100.1% (Cost $7,604,144)		7,984,146
Liabilities in Excess of Other Assets–(0.1)%		(5,628)
Net Assets–100.0%		$7,978,518

*	Non-income producing security
(a)	American Depositary Receipt

ARK ETF Trust
ARK Industrial Innovation ETF
Schedule of Investments
April 30, 2015 (unaudited)

Investments	Shares	Value

COMMON STOCKS–100.1%

Aerospace & Defense - 7.5%
Aerojet Rocketdyne Holdings, Inc.*	10,559	$207,590
Aerovironment, Inc.*	10,198	261,069
Elbit Systems Ltd.	2,918	225,970
Orbital ATK, Inc.	2,243	164,098
Rockwell Collins, Inc.	1,034	100,639
Total Aerospace & Defense		959,366

Auto Components - 4.1%
Autoliv, Inc.	2,022	240,052
Delphi Automotive PLC	3,396	281,868
Total Auto Components		521,920

Automobiles - 7.8%
Tesla Motors, Inc.*	4,428	1,000,949

Biotechnology - 0.7%
Organovo Holdings, Inc.*	20,138	91,426

Chemicals - 1.5%
Monsanto Co.	1,704	194,188

Communications Equipment - 1.2%
QUALCOMM, Inc.	2,268	154,224

Electrical Equipment - 3.8%
ABB Ltd.*(a)	6,092	132,623
Allied Motion Technologies, Inc.	2,213	64,885
Rockwell Automation, Inc.	2,367	280,726
Total Electrical Equipment		478,234

Electronic Equipment, Instruments & Components - 9.3%
Cognex Corp.*	7,986	358,492
FARO Technologies, Inc.*	8,246	328,438
Trimble Navigation Ltd.*	19,903	506,133
Total Electronic Equipment, Instruments & Components		1,193,063

Health Care Equipment & Supplies - 6.5%
Accuray, Inc.*	26,780	217,721
Align Technology, Inc.*	2,426	142,746
Intuitive Surgical, Inc.*	618	306,516
Mazor Robotics Ltd.*(a)	7,013	92,712
ReWalk Robotics Ltd.*	5,997	65,787
Total Health Care Equipment & Supplies		825,482

Household Durables - 6.3%
iRobot Corp.*	11,986	388,586
Panasonic Corp.(a)	29,431	420,569
Total Household Durables		809,155

Internet & Catalog Retail - 2.9%
Amazon.com, Inc.*	868	366,105

Internet Software & Services - 8.5%
Cornerstone OnDemand, Inc.*	17,982	514,825
Google, Inc., Class C*	815	437,857
LinkedIn Corp., Class A*	520	131,107
Total Internet Software & Services		1,083,789

Machinery - 9.7%
Adept Technology, Inc.*	22,253	135,966
ExOne Co. (The)*	23,848	326,956
FANUC Corp.(a)	10,025	369,622
Proto Labs, Inc.*	5,864	410,480
Total Machinery		1,243,024

Professional Services - 1.0%
Robert Half International, Inc.	2,267	125,705

Semiconductors & Semiconductor Equipment - 8.8%
ARM Holdings PLC(a)	3,666	186,929
NVIDIA Corp.	18,598	412,783
NXP Semiconductors NV*	2,713	260,774
Xilinx, Inc.	6,189	268,355
Total Semiconductors & Semiconductor Equipment		1,128,841

Software - 14.2%
Adobe Systems, Inc.*	2,460	187,108
ANSYS, Inc.*	3,006	258,035
Autodesk, Inc.*	8,232	467,824
Dassault Systemes(a)	3,510	271,253
Materialise NV*(a)	32,158	237,648
PTC, Inc.*	3,149	120,733
Splunk, Inc.*	4,065	269,692
Total Software		1,812,293

Technology Hardware, Storage & Peripherals - 6.3%
Stratasys Ltd.*	21,369	800,269

Total Common Stocks (Cost $12,996,931)		12,788,033

MONEY MARKET FUND–0.0%†
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.04% (b)
(Cost $2,013)	2,013	2,013
Total Investments–100.1% (Cost $12,998,944)		12,790,046
Liabilities in Excess of Other Assets–(0.1)%		(15,207)
Net Assets–100.0%		$12,774,839

*	Non-income producing security
†	Less than 0.05%
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of April 30, 2015.

ARK ETF Trust
ARK Innovation ETF
Schedule of Investments
April 30, 2015 (unaudited)

Investments	Shares	Value

COMMON STOCKS–100.0%

Automobiles - 7.0%
Tesla Motors, Inc.*	2,274	$514,038

Biotechnology - 3.5%
Alnylam Pharmaceuticals, Inc.*	1,067	108,695
Cepheid*	1,365	76,577
Foundation Medicine, Inc.*	1,531	69,676
Total Biotechnology		254,948

Chemicals - 1.2%
Monsanto Co.	797	90,826

Communications Equipment - 0.7%
Palo Alto Networks, Inc.*	324	47,861

Electronic Equipment, Instruments & Components - 1.7%
Trimble Navigation Ltd.*	4,888	124,302

Health Care Equipment & Supplies - 2.2%
Cerus Corp.*	36,220	160,817

Health Care Technology - 7.9%
athenahealth, Inc.*	3,711	455,191
Medidata Solutions, Inc.*	2,373	126,790
Total Health Care Technology		581,981

Household Durables - 2.1%
iRobot Corp.*	2,483	80,499
Panasonic Corp.(a)	5,353	76,494
Total Household Durables		156,993

Internet & Catalog Retail - 8.1%
Amazon.com, Inc.*	619	261,082
Ctrip.com International Ltd.*(a)	1,002	63,807
Netflix, Inc.*	481	267,677
Total Internet & Catalog Retail		592,566

Internet Software & Services - 17.6%
Alibaba Group Holding Ltd.*(a)	1,281	104,132
Cornerstone OnDemand, Inc.*	5,801	166,083
Facebook, Inc., Class A*	1,914	150,766
Google, Inc., Class C*	137	73,616
Hortonworks, Inc.*	3,984	80,357
LinkedIn Corp., Class A*	663	167,162
MercadoLibre, Inc.	492	70,026
Tencent Holdings Ltd.(a)	4,048	83,470
Twitter, Inc.*	6,304	245,604
Yelp, Inc.*	1,234	48,607
Zillow Group, Inc., Class A*	1,043	101,839
Total Internet Software & Services		1,291,662

Life Sciences Tools & Services - 6.5%
Compugen Ltd.*	10,601	67,952
Fluidigm Corp.*	2,200	82,412
Illumina, Inc.*	1,349	248,553
Thermo Fisher Scientific, Inc.	632	79,430
Total Life Sciences Tools & Services		478,347

Machinery - 4.9%
ExOne Co. (The)*	9,071	124,363
FANUC Corp.(a)	1,962	72,339
Proto Labs, Inc.*	2,349	164,430
Total Machinery		361,132

Media - 1.0%
Walt Disney Co. (The)	651	70,777

Road & Rail - 1.3%
Avis Budget Group, Inc.*	1,698	91,930

Semiconductors & Semiconductor Equipment - 8.2%
Ambarella, Inc.*	1,019	74,540
ARM Holdings PLC(a)	1,754	89,436
NVIDIA Corp.	9,932	220,440
NXP Semiconductors NV*	1,023	98,331
Xilinx, Inc.	2,716	117,766
Total Semiconductors & Semiconductor Equipment		600,513

Software - 17.3%
Autodesk, Inc.*	1,245	70,753
FireEye, Inc.*	2,817	116,342
Intuit, Inc.	759	76,150
Materialise NV*(a)	11,262	83,226
NetSuite, Inc.*	2,536	242,366
Red Hat, Inc.*	2,975	223,899
salesforce.com, Inc.*	3,122	227,344
Splunk, Inc.*	3,421	226,966
Total Software		1,267,046

Technology Hardware, Storage & Peripherals - 7.8%
Apple, Inc.	1,114	139,417
Stratasys Ltd.*	11,479	429,889
Total Technology Hardware, Storage & Peripherals		569,306

Textiles, Apparel & Luxury Goods - 1.0%
Under Armour, Inc., Class A*	915	70,958

Total Common Stocks
(Cost $7,184,281)		7,326,003

MONEY MARKET FUND–0.0%†
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.04%(b)
(Cost $2,440)	2,440	2,440
Total Investments–100.0% (Cost $7,186,721)		7,328,443
Liabilities in Excess of Other Assets–(0.0)%†		(2,727)
Net Assets–100.0%		$7,325,716

*	Non-income producing security
†	Less than 0.05%
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of April 30, 2015.

ARK ETF Trust
ARK Web x.0 ETF
Schedule of Investments
April 30, 2015 (unaudited)

Investments	Shares	Value

COMMON STOCKS–100.1%

Aerospace & Defense - 0.6%
TASER International, Inc.*	2,162	$65,271

Automobiles - 2.4%
Tesla Motors, Inc.*	1,209	273,294

Communications Equipment - 2.3%
Palo Alto Networks, Inc.*	874	129,107
QUALCOMM, Inc.	1,832	124,576
Total Communications Equipment		253,683

Diversified Consumer Services - 0.2%
2U, Inc.*	1,067	28,393

Electronic Equipment, Instruments & Components - 1.3%
Trimble Navigation Ltd.*	5,585	142,027

Health Care Technology - 7.0%
athenahealth, Inc.*	5,035	617,593
Medidata Solutions, Inc.*	3,152	168,411
Total Health Care Technology		786,004

Internet & Catalog Retail - 10.1%
Amazon.com, Inc.*	910	383,820
Ctrip.com International Ltd.*(a)	4,111	261,788
Netflix, Inc.*	870	484,155
Total Internet & Catalog Retail		1,129,763

Internet Software & Services - 25.4%
Akamai Technologies, Inc.*	1,908	140,772
Alibaba Group Holding Ltd.*(a)	2,323	188,837
Cornerstone OnDemand, Inc.*	10,105	289,306
Facebook, Inc., Class A*	3,972	312,875
Google, Inc., Class C*	210	112,841
Hortonworks, Inc.*	11,492	231,794
LinkedIn Corp., Class A*	1,384	348,948
MercadoLibre, Inc.	773	110,021
Tencent Holdings Ltd.(a)	13,273	273,689
Twitter, Inc.*	13,553	528,025
Yelp, Inc.*	4,220	166,226
Zillow Group, Inc., Class A*	1,424	139,039
Total Internet Software & Services		2,842,373

Media - 1.0%
Walt Disney Co. (The)	1,026	111,547

Road & Rail - 1.6%
Avis Budget Group, Inc.*	3,256	176,280

Semiconductors & Semiconductor Equipment - 12.5%
Ambarella, Inc.*	3,045	222,742
ARM Holdings PLC(a)	4,733	241,336
Audience, Inc.*	13,034	62,042
NVIDIA Corp.	20,629	457,860
NXP Semiconductors NV*	2,442	234,725
Xilinx, Inc.	4,088	177,256
Total Semiconductors & Semiconductor Equipment		1,395,961

Software - 30.5%
Adobe Systems, Inc.*	1,608	122,304
Autodesk, Inc.*	2,912	165,489
FireEye, Inc.*	5,847	241,481
Guidewire Software, Inc.*	2,082	103,996
HubSpot, Inc.*	3,578	138,504
Intuit, Inc.	1,122	112,570
NetSuite, Inc.*	5,680	542,838
PTC, Inc.*	2,884	110,573
Red Hat, Inc.*	5,745	432,369
salesforce.com, Inc.*	6,434	468,524
ServiceNow, Inc.*	1,543	115,509
Splunk, Inc.*	7,223	479,210
Tableau Software, Inc., Class A*	1,361	133,160
Workday, Inc., Class A*	2,768	252,469
Total Software		3,418,996

Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	2,524	315,878
SanDisk Corp.	1,840	123,170
Total Technology Hardware, Storage & Peripherals		439,048

Textiles, Apparel & Luxury Goods - 1.3%
Under Armour, Inc., Class A*	1,941	150,525

Total Common Stocks (Cost $10,154,496)		11,213,165

MONEY MARKET FUND–0.0%†
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.04% (b)
(Cost $3,916)	3,916	3,916
Total Investments–100.1% (Cost $10,158,412)		11,217,081
Liabilities in Excess of Other Assets–(0.1)%		(14,703)
Net Assets–100.0%		$11,202,378

*	Non-income producing security
†	Less than 0.05%
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of April 30, 2015.

ARK ETF TRUST

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS

April 30, 2015

(Unaudited)

1. Organization

ARK ETF Trust (‘‘Trust’’) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (‘‘1940 Act’’). The Trust was organized as a Delaware statutory trust on June 7, 2013. As of April 30, 2015, the Trust consisted of four (4) investment portfolios: ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF and ARK Web x.0 ETF (each, a ‘‘Fund’’ and collectively, ‘‘Funds’’). Each Fund is classified as a non-diversified management investment company under the 1940 Act.

The investment objective of each Fund is long-term growth of capital. There can be no assurance that the Funds will achieve their respective investment objectives.

The Trust had no operations from its initial registration until each Fund’s respective commencement of operations date other than matters relating to its organization and registration and the sale and issuance to ARK Investment Management LLC (“Adviser”) of 5,000 shares at an aggregate purchase price of $100,000 in ARK Genomic Revolution Multi-Sector ETF.

2. Basis of Presentation

These Schedules of Investments are prepared in accordance with accounting principles generally accepted in the United States of America (‘‘GAAP’’). GAAP requires disclosure of the valuation techniques and inputs used to value investments. The following summarizes the investment valuation policies of the Funds.

Investment Valuation

The values of each Fund’s securities are based on such securities’ closing prices on the principal market on which the securities are traded. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below. If a security’s market price is not readily available or does not otherwise accurately reflect the market value of such security, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures that were approved by the Board of Trustees of the Trust (‘‘Board’’). Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security.

Fair Value Measurement

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ARK ETF TRUST

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS (continued)

April 30, 2015

(Unaudited)

The following is a summary of the valuations as of April 30, 2015, for each Fund based upon the three levels defined above:

ARK Genomic Revolution Multi-Sector ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$7,984,146	$-	$-	$7,984,146
Total	$7,984,146	$-	$-	$7,984,146

ARK Industrial Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$12,788,033	$-	$-	$12,788,033
Money Market Fund	2,013	-	-	2,013
Total	$12,790,046	$-	$-	$12,790,046

ARK Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$7,326,003	$-	$-	$7,326,003
Money Market Fund	2,440	-	-	2,440
Total	$7,328,443	$-	$-	$7,328,443

ARK Web x.0 ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$11,213,165	$-	$-	$11,213,165
Money Market Fund	3,916	-	-	3,916
Total	$11,217,081	$-	$-	$11,217,081

* Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no Level 3 investments held in a Fund or transfers between levels for the period ended April 30, 2015.

3. Federal Income Tax Matters

The cost basis of investments were substantially the same for book and federal income tax purposes at April 30, 2015 and were as follows:

Fund	Federal Tax Cost of Investments*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ARK Genomic Revolution Multi-Sector Fund	$7,604,144	$592,368	$(212,366)	$380,002
ARK Industrial Innovation ETF	12,998,944	773,620	(982,518)	(208,898)
ARK Innovation ETF	7,186,721	593,712	(451,990)	141,722
ARK Web x.0 ETF	10,158,412	1,291,030	(232,361)	1,058,669

* Funds have not completed initial tax year.

4. Principal Risks

Concentration Risk: The ARK Genomic Revolution Multi-Sector ETF will be concentrated in issuers in any industry or group of industries in the health care sector. The ARK Industrial Innovation ETF will be concentrated in issuers in industries in the industrials and information technology sectors. The ARK Web x.0 ETF will be concentrated in issuers having their principal business activities in the internet information provider and catalog and mail order house industry. As a result, for certain of the Funds, adverse market conditions affecting a particular industry may have a more significant impact on the Fund than they would on a Fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities. The ARK Innovation ETF is not concentrated in any industry.

Equity Securities Risk: The value of the equity securities that a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such securities participate or factors relating to specific companies in which a Fund invests. An unfavorable earnings report or a failure to make anticipated dividend payments by an issuer whose securities are held by a Fund may affect the value of a Fund’s investment. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of a Fund’s equity investments.

Foreign Securities Risk: Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, potentially higher custody costs, taxation by foreign governments, decreased market liquidity and political and economic instability. Because a Fund’s investments in foreign securities currently are made through the purchase of ADRs, a Fund normally will not be hedging any foreign currency exposure (since ADRs are denominated and pay dividends in US dollars).

Future Expected Genomic Business Risk: Certain companies with genomic related business do not currently derive a substantial portion of their current revenues from genomic-focused businesses and there is no assurance that any company will do so in the future, which may adversely affect the ability of the Genomic Revolution Multi-Sector ETF to achieve its investment objective.

ARK ETF TRUST

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS (continued)

April 30, 2015

(Unaudited)

Health Care Sector Risk: The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability, (ii) subject to extensive litigation based on product liability and similar claims, and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers, which have the additional risks described below.

•	Biotechnology Company Risk: A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

•	Pharmaceutical Company Risk: Companies in the pharmaceutical industry can be significantly affected by government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Industrials Sector Risk: The industrials sector includes companies engaged in the aerospace and defense industry, electrical engineering, machinery, and professional services. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The additional risks described below apply.

•	Aerospace and Defense Company Risk: Companies in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services and may be significantly affected by changes in government regulations and spending, as well as economic conditions and industry consolidation.

•	Professional Services Company Risk: Professional services companies may be materially impacted by economic conditions and related fluctuations in client demand for marketing, business, technology and other consulting services. Professional services companies’ success depends in large part upon attracting and retaining key employees and a failure to do so could adversely affect a company’s business. There are relatively few barriers to entry into the professional services market, and new competitors could readily seek to compete in one or more market segments, which could adversely affect company’s operating results through pricing pressure and loss of market share.

Information Technology Sector Risk: The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product rapid obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The additional risks described below apply.

•	Internet Company Risk: Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

ARK ETF TRUST

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS (continued)

April 30, 2015

(Unaudited)

•	Semiconductor Company Risk: Competitive pressures may have a significant effect on the financial condition of semi-conductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

Issuer Risk: Because a Fund may invest in approximately 40 to 50 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk: Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of a large-capitalization company may not rise as much as that of a company with a smaller market capitalization.

Management Risk: As actively-managed ETFs, the Funds are subject to management risk. In managing the Funds, the Adviser applies investment strategies, techniques and analyses in making investment decisions for the Funds, but there can be no guarantee that these actions will produce the intended results. The ability of the Adviser to successfully implement a Fund’s investment strategies will significantly influence the Fund’s performance.

Market Risk: The value of a Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. Market fluctuations may result from economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. The value of a Fund’s investments may decline, sometimes rapidly and unpredictably, because of economic changes or other events that affect the securities markets.

Market Trading Risk: The Funds face numerous market trading risks, including disruptions to the creation and redemption processes of a Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for a Fund’s shares, which may result in a Fund’s shares trading at a significant premium or discount to their net asset value (‘‘NAV’’). If a shareholder purchases a Fund’s shares at a time when the market price is at a premium to the NAV or sells a Fund’s shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Micro-Capitalization Companies Risk: Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

New Fund Risk: There can be no assurance that a Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of a Fund can be initiated without shareholder approval. As a result, the timing of a Fund’s liquidation may not be favorable.

Non-Diversified Risk: Each Fund is classified as a ‘‘non-diversified’’ investment company under 1940 Act. Investment companies are classified as either ‘‘diversified’’ or ‘‘non-diversified’’ under the 1940 Act. An investment company classified as ‘‘diversified’’ under the 1940 Act is subject to certain limitations with respect to the value of the company’s assets invested in particular issuers. As a non-diversified investment company, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make the Fund more volatile than more diversified funds.

Small- and Medium-Capitalization Companies Risk: Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

ARK ETF TRUST

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS (continued)

April 30, 2015

(Unaudited)

Web x.0 Companies Risk: The risks described below apply, in particular, to a Fund’s investment in companies that are focused on and expected to benefit from shifting the bases of technology infrastructure from hardware and software to the cloud, enabling mobile and local services, such as companies that rely on or benefit from the increased use of shared technology, infrastructure and services. These companies may also include ones that develop, use or rely on innovative payment methodologies, big data, the internet of things, and social distribution and media.

•	Internet Information Provider Company Risk: Internet information provider companies provide Internet navigation services and reference guide information and publish, provide or present proprietary, advertising and/or third party content. Such companies often derive a large portion of their revenues from advertising, and a reduction in spending by or loss of advertisers could seriously harm their business. This business is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. The research and development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and investment, as well as the accurate anticipation of technology, market trends and consumer needs. The number of people who access the Internet is increasing dramatically and a failure to attract and retain a substantial number of such users to a company’s products and services or to develop products and technologies that are more compatible with alternative devices could adversely affect operating results. Concerns regarding a company’s products, services or processes compromise the privacy of users or other privacy related matters, even if unfounded, could damage a company’s reputation and adversely affect operating results.

•	Catalog and Mail Order House Company Risk: Catalog and mail order house companies may be exposed to significant inventory risks that may adversely affect operating results due to seasonality, new product launches, rapid changes in product cycles and pricing, defective merchandise, changes in consumer demand and consumer spending patterns, changes in consumer tastes with respect to products, and other factors. Demand for products can change significantly between the time inventory or components are ordered and the date of sale. The acquisition of certain types of inventory or components may require significant lead-time and prepayment and they may not be returnable. Failure to adequately predict customer demand or otherwise optimize and operate distribution centers could result in excess or insufficient inventory or distribution capacity, result in increased costs, impairment charges, or both. The business of catalog and mail order house companies can be highly seasonal and failure to stock or restock popular products in sufficient amounts during high demand periods could significantly affect revenue and future growth. Increased website traffic during peak periods could cause system interruptions which may reduce the volume of goods sold and the attractiveness of a company’s products and services.

5. Subsequent Events

At a meeting scheduled for June 30, 2015, the Board will consider a proposal to change the Trust's fiscal year end from July 31 to August 31.

Item 2. Controls and Procedures.

(a)	Within 90 days of the filing date of this Form N-Q, the registrant’s principal executive and principal financial officers, or persons performing similar functions, concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ARK ETF Trust

By (Signature and Title)*     /s/ Catherine D. Wood

Catherine D. Wood, Chief Executive Officer

(principal executive officer)

Date   6/22/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Catherine D. Wood

Catherine D. Wood, Chief Executive Officer

(principal executive officer)

Date   6/22/2015

By (Signature and Title)*     /s/ William C. Cox

William C. Cox, Treasurer and Chief Financial Officer

(principal financial officer)

Date   6/22/2015

* Print the name and title of each signing officer under his or her signature.